Exhibit 10.22

FOURTH AMENDED AND RESTATED
IRREVOCABLE STANDBY LETTER OF CREDIT

Letter of Credit No. 1158

Date of Issuance:	February 16, 2006

Issuer:	Home Federal Bank
225 South Main Avenue
Sioux Fails, SD 57104

To:	Northwestern Services Corporation
25 S. Dakota Avenue, Suite 1100
Sioux Falls, SD 57104-6403

This Fourth Amended and Restated Irrevocable Standby Letter of Credit amends, restates and replaces that certain Third Amended and Restated Irrevocable Standby Letter of Credit dated February 28, 2005 by Home Federal Bank (Letter of Credit No. 1158).

1.                                       Home Federal Bank (the “Bank”) hereby establishes in favor of NorthWestern Services Corporation (“NSC,” successor by merger to NorthWestern Energy Corporation) an Irrevocable Standby Letter of Credit (the “Letter of Credit”) at the request and for the account of Great Plains Ethanol, LLC, a South Dakota limited liability company (“Great Plains”), whereby the Bank, subject to the terms and conditions contained herein, authorizes NSC to draw on it at any time or times before the Expiration Date (as defined below), by its draft (the “Draft”), in the form of Appendix 1 hereto, an amount up to an aggregate amount of $960,000.00, as set forth on an accompanying certificate (the “Draw Certificate”), in the form of Appendix 2 hereto.

2.                                       This Letter of Credit shall expire at the close of business on March 1, 2007 (the “Expiration Date”), unless extended.

3.                                       This Letter of Credit is issued in conjunction with a Natural Gas Distribution Delivery Agreement between NorthWestern Energy Corporation and Great Plains dated September 2, 2002 (the “Agreement”), under which Great Plains agreed to transport a minimum quantity of natural gas to its plant at a fixed price for delivery through a pipeline constructed to serve the plant and the obligations of Great Plains under the Agreement. The terms and conditions of the Agreement are incorporated herein by reference.

4.                                       Funds under this Letter of Credit are available to NSC in accordance with and against its Draft and Draw Certificate, each dated the date of presentation and executed by an officer of NSC, referring to the number of this Letter of Credit and presented along with the original Letter of Credit at our office at 225 South Main Avenue, Sioux Falls, South Dakota 57104 during normal banking hours on or prior to the Expiration Date or any extension thereof. NSC warrants and represents to the Bank that it has assigned or will assign its rights to the proceeds of this Letter of Credit to Tetra Financial Group. Within 48 hours following presentation of the Draft, Draw Certificate and original Letter of Credit, the funds drawn shall be payable jointly by the Bank to NSC and Tetra Financial Group.

5.                                       This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended, without the consent of the Bank, except as to the completion of the Draft and Draw Certificates referred to herein.

HOME FEDERAL BANK

		By	/s/ David Brown
		Its	Senior Vice President

AGREED AND ACCEPTED

This 17 day of February, 2006.

NORTHWESTERN SERVICES CORPORATION

By	/s/ Michael J. Hanson
Its	President & CEO

Appendix 1

DRAFT

Date:

To:                               Home Federal Bank

225 South Main Avenue

Sioux Falls, SD 57104

Within 48 hours of presentation of this Draft, a signed and completed Draw Certificate and the original Letter of Credit, PAY JOINTLY TO THE ORDER OF NorthWestern Services Corporation (successor by merger to Northwestern Energy Corporation) and Tetra Financial Group the sum of $                   under that certain Natural Gas Distribution Delivery Agreement between NorthWestern Energy Corporation and Great Plains Ethanol, LLC dated September 2, 2002.

Drawn under Fourth Amended and Restated Irrevocable Standby Letter of Credit No. 1158 dated February 16, 2006.

NORTHWESTERN SERVICES
CORPORATION

By
Its

Appendix 2

DRAW CERTIFICATE

Letter of Credit No. 1158

Date:

To:                               Home Federal Bank

225 South Main Avenue

Sioux Falls, SD 57104

The undersigned, a duly authorized officer of NorthWestern Services Corporation (“NSC,” successor by merger to NorthWestern Energy Corporation), certifies to Home Federal Bank that:

1.                                       NSC is making a draw under the Fourth Amended and Restated Inevocable Standby Letter of Credit No. 1158 dated February 16, 2006 with respect to (check the applicable box):

☐ a failure by Great Plains to meet the Minimum Annual Obligation for 20 established under the Natural Gas Distribution Delivery Agreement between NorthWestern Energy Corporation and Great Plains dated September 2, 2002 (the “Agreement”),

☐ a failure by Great Plains to meet the Minimum Total Obligation established under the Agreement, or

☐ the termination of the Agreement by Great Plains for any reason other than for NSC’s refusal to perform its obligations under the Agreement.

2.                                       The amount of the Draft accompanying this Certificate is $                 , such sum being (check the applicable box):

☐ the remaining Minimum Annual Obligation for 20    or

☐ the entire outstanding balance of Great Plains’ Minimum Total Obligation in accordance with the terms of the Agreement.

3.                                       The amount of the Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Agreement and does not exceed, when combined with any prior amount drawn by NSC, the amount available to be so drawn.

NORTHWESTERN SERVICES
CORPORATION

By
Its